U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                   ----------
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 8, 2000
                                  -----------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   000-26029
                                   ---------
                             COMMISSION FILE NUMBER


                          ASIAN STAR DEVELOPMENT, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
                                     ------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   86-0866395
                                   ----------
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                          Room 930, Block B, East Wing
                            New World Office Building
                         Tsimshatsui, Kowloon, Hong Kong
                              Tel. (852) 2721-0936
                  --------------------------------------------
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


                                      NONE
                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM  2:  Changes in Registrant's Certifying Accountant.

Registrant previously reported, by Item 5 in the Form 10-QSB, filed May 10, 2000, for the quarter ended March 31, 2000, the termination of its auditor-client relationship with BDO International. Registrant subsequently received from the auditor a letter acknowledging its agreement with Registrant's response to Item 304(a) of Regulation SK.

A copy of the auditor's letter is included as an exhibit to this filing.



Exhibits attached pursuant to Item 601 of Regulation SK:

(1) Exhibit 16 - Letter from BDO International

                             SIGNATURES
                             ==========

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                  ASIAN STAR DEVELOPMENT, INC.




DATED:  October 12, 2000         By:  /s/ STEPHEN CHOW
                                      ---------------------------
                                          Stephen Chow, President